SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              TRI-VALLEY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
              N/A
          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
              N/A
          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
              N/A
          ---------------------------------------------------------------------

     (5)  Total fee paid:
              N/A
          ---------------------------------------------------------------------

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH, 1997

     To  the  Shareholders  of  TRI-VALLEY  CORPORATION:

     The Annual Meeting of Shareholders of Tri-Valley Corporation (the "Company") will be held in the Tree Top Room of the Pepper Tree Inn, Santa Barbara, California 93105, at 10:00 A.M. (local time), on Saturday, March 22, 1997.

(1)  To elect six directors to serve for the ensuing year and until
     their successors have been elected and qualified.   Management
     proposes and nominates the following slate for re-election:
     F. LYNN BLYSTONE, EARL H. BEISTLINE, MILTON J. CARLSON,
     DENNIS P. LOCKHART, LOREN J. MILLER AND TERRANCE L. STRINGER.

(2)  To approve Brown, Armstrong, Randall & Reyes Accountancy
     Corporation, Inc. as independent accountants for the Company.

(3) To amend the Articles of Incorporation to increase the authorized shares of the common stock of the corporation from 15,000,000 shares at $0.01 par value to 50,000,000 shares at $0.001 par value.

(4) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The meeting will also provide an opportunity for management to give a current report on the progress of the Company and its plans and prospects for the future.

     Only persons who held Common Stock of record at the close of business on February 24, 1997, will be entitled to vote at the Annual Meeting and any adjournments thereof, as fixed by action of the Board of Directors.

     All shareholders are urged to attend the Annual Meeting in person or by proxy. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

     A Shareholder giving a proxy has the power to revoke it at any time before it is exercised by attending the Annual Meeting and voting his shares in person or by filing with the Secretary of the Company, prior to the meeting date, either a written notice of revocation, or a duly executed proxy bearing a later date.

                                   By  Order  of  the  Board  of  Directors


                               By: /s/ F.  Lynn  Blystone
                                   ----------------------
                                   F.  Lynn  Blystone
                                   President  and  CEO

Bakersfield,  California
February  26,  1997






                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                        ------------------------------


     The Board of Directors of Tri-Valley Corporation (the "Company") hereby solicits your Proxy for use at the Annual Meeting of Shareholders of the Company to be held Saturday, March 22, 1997, at 10:00 A.M. (local time) in the Tree Top Room of the Pepper Tree Inn, Santa Barbara, California 93105.

     If you are not able to be present at this meeting, it is requested that you return the enclosed proxy, properly executed, in order that your shares be represented and voted at the meeting. You may revoke your Proxy at any time prior to the exercise of the powers granted herein by transmitting a written revocation to the Company or by appearing in person at the meeting.

     The Company's administrative office is located at 230 South Montclair Street, Suite 101 Bakersfield, California 93309. The approximate date on which this Proxy Statement and form of Proxy will first be sent to the shareholders is February 27, 1997. The costs of this proxy notification will be paid by the Company. A professional proxy solicitor has not been engaged.

                         VOTING SECURITIES AND RIGHTS

     There are 14,578,248 shares of common stock of the Company outstanding, each of which is entitled to one vote in the election of directors and all other matters to be voted upon at the meeting. Shareholders of record as of the close of business at 5:00 P.M. on Friday, February 24, 1997, are the only persons entitled to vote at this meeting.

     The  presence  in  person  or  by  proxy  of the holders of not less than one-half the outstanding shares is necessary to constitute a quorum at the meeting. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors and to ratify the selection of the Company's auditors. The approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares.

     Set forth below in tabular form is information concerning the only persons known to the Company to own more than 5% of the Company's common stock as of February 1, 1997.


                                           AMOUNT
  TITLE OF        NAME AND ADDRESS      BENEFICIALLY   PERCENT
   CLASS        OF BENEFICIAL OWNER        OWNED      OF CLASS
------------  ------------------------  ------------  ---------
Common Stock  Dennis Vaughan                 964,200      6.61%
              2298 Featherhill Road
              Santa Barbara, CA  93108



     Although the Company is incorporated in Delaware, it currently maintains its business offices and principal oil and gas operations in California. Accordingly, shareholders are entitled, under California corporation law, to cumulative voting rights in the election of directors. This means that a shareholder may multiply the shares held by the total number of directors to be elected (six) and vote all of such shares for any one director. Prior to the meeting and vote on directors, any shareholder wishing to exercise cumulative voting rights must give the Company written notice of same. Discretionary authority to cumulate votes in the exercise of proxies is hereby solicited by management.

                    COMPENSATION OF OFFICERS AND DIRECTORS


     The following table and the accompanying notes show the remuneration paid by Tri-Valley Corporation during fiscal years 1993, 1994 and 1995 to all
officers  and  directors.    No  executive  officer  or  director  received
remuneration exceeding $100,000 during fiscal 1993, 1994 or 1995, and no officer or director received contingent remuneration during that year.


                                             FISCAL  YEARS  1993,  1994 & 1995
                                                CASH  AND  CASH-EQUIVALENT
                                            FORMS  OF REMUNERATION (EACH YEAR)
                                        --------------------------------------
NAME OF              CAPACITIES IN WHICH  SALARIES, FEES,    SECURITIES, PROPERTY
INDIVIDUAL OR           REMUNERATION        COMMISSIONS       OR OTHER PERSONAL
PERSONS IN GROUP       RECEIVED     _       AND BONUSES         BENEFITS___ __
-------------------  -------------------  ----------------  ----------------------
Executive Officers
(4 persons)                               $        246,000  $         100,000  (2)
Directors
(6 persons)                                          4,400                  3,360

(1)  Mr. F. Lynn Blystone, President and Chief Executive Officer (TVC); Mrs. Helen L.
     O'Brien, Vice President and Secretary/Treasurer; Dr. Tom Wilson, Vice President of
     Minerals (TVC); and Mr. Robert Cohan, Vice President of Operations (TVOG) were the only officers compensated for their services as officers.

(2)  At July 31, 1992, F. Lynn Blystone was employed under terms of an employment contract which provided, among other conditions, rights to severance pay up to
     $100,000 in the event of the sale of the Company. In such an event he could, under the terms and conditions of his contract, be eligible for severance pay if he were terminated within twelve months of such sale, or if authority subsequent to sale were reduced, be eligible for severance pay if he resigned.  This agreement was approved by the Board of Directors and ratified by the shareholders.


     The following table and the accompanying notes show the remuneration paid by Tri-
     Valley Corporation during its last fiscal year to all officers and directors.  No officer or director received contingent remuneration during fiscal year 1996.

                                                  FISCAL  YEAR  1996
                                              CASH  AND  CASH-EQUIVALENT
                                                FORMS OF REMUNERATION    _____
                                             ---------------------------------
NAME OF             CAPACITIES IN WHICH   SALARIES, FEES,    SECURITIES, PROPERTY
INDIVIDUAL OR          REMUNERATION         COMMISSIONS       OR OTHER PERSONAL
PERSONS IN GROUP      RECEIVED     _        AND BONUSES         BENEFITS     _
------------------  -------------------  -----------------  ----------------------
Executive Officer
(1 person)                               $     101,633 (1)  $         100,000  (2)
Directors
(5 persons)                                         4,400                   3,360

(1) Mr. F. Lynn Blystone, President and Chief Executive Officer (TVC). Includes shares in lieu of cash compensation.

(2)  At July 31, 1992, F. Lynn Blystone was employed under terms of an employment contract which provided, among other conditions, rights to severance pay up to
     $100,000 in the event of the sale of the Company. In such event he could, under the terms and conditions of his contract, be eligible for severance pay if he were terminated within twelve months of such sale, or if authority subsequent to sale were reduced, be eligible for severance pay if he resigned.
     This agreement was approved by the Board of Directors and ratified by the shareholders.


MANAGEMENT'S  DISCUSSION  OF  PROPOSALS  AND  RECOMMENDATION FOR AUTHORITY TO:

APPROVE  MANAGEMENT'S  SLATE  OF  DIRECTORS.
-------------------------------------------

     The Board of Directors consists of six (6) directors and each director serves for a term of one (1) year. All six (6) director positions are up for election at the meeting.

     Management has nominated and recommends your approval of Dr. Earl Beistline, Lynn Blystone, Milton Carlson, Dennis Lockhart, Loren Miller, CPA and Terrance Stringer as directors of Tri-Valley Corporation. All proxies will be voted FOR these nominees. Information about the nominees follows:


                                  COMMON STOCK  PERCENT
NAME AND POSITION       DIRECTOR  BENEFICIALLY    OF
   WITH COMPANY    AGE   SINCE     OWNED_  _    CLASS_
-----------------  ---  --------  ------------  -------

F. Lynn Blystone    60      1984       335,564     2.30
Dennis Lockhart     49      1982        42,091      .29

Terrance Stringer   55      1982        52,045      .36

Milton Carlson      66      1985        49,000      .34

Loren Miller        51      1992        15,300      .10

Earl Beistline      80      1992         5,000      .03

PRINCIPAL  OCCUPATIONS  OF  NOMINEES  DURING  THE  PAST  FIVE  YEARS:
--------------------------------------------------------------------


  F. Lynn Blystone - 60  President and Chief Financial Executive Officer  1984
  ----------------
                         Tri-Valley Corporation, and its wholly owned subsidiary, Tri-Valley Oil & Gas
                         Co.,  Bakersfield,  California

Mr. Blystone became president of Tri-Valley Corporation in October 1981, and was nominally vice president from July to October 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans Alaska Pipe-line Project. He has founded, run and sold companies in several fields including Learjet charter, commercial construction, municipal finance and land development. He is also president of a family corporation, Bandera Land Company, Inc., with real estate interests in Kern, Riverside and Orange Counties California. A graduate of Whittier College, California, he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.


   Dennis  P.  Lockhart - 49  President                                   1982
   --------------------
                              Heller  International  Group.,  Inc.
                              Chicago,  Illinois

After service as a corporate banking officer of Citibank since 1971, most recently as vice president in the Central and South America Group responsible for debt-to-equity conversions, Mr. Lockhart has become president of Heller International, an old line firm now owned by Fuji Bank Group. Heller provides financing in 20 countries. While with Citibank, Mr. Lockhart served the bank's international operations in Jedda and Riyahd, Saudi Arabia; Athens, Greece; Beirut, Lebanon; and as executive vice president of Iranian's Bank of Tehran, Iran. He then served as vice president and regional executive for corporate banking in the seven southeastern states and Puerto Rico for Citicorp (USA), Inc. A graduate of Stanford University, he has an M.A. from John Hopkins University.

Terrance  L.  Stringer  - 55  Executive Vice President                    1982
----------------------
                              Huntway  Refining  Company
                              Wilmington,  California

Mr. Stringer is responsible for refinery supply, planning and intermediate product marketing of Huntway, a NYSE limited partnership with three refineries in the United States. Prior to that, he was vice president of supply and marketing of Golden West Refinery in Santa Fe Springs, California. He was formerly president of several subsidiaries of Tosco Corporation including TPFC which purchases, balances and trades gas supplies for the Avon Refinery, Toscogen, Inc. which provides co-generation services, Teorco a heavy oil producer, and was general manager oil, gas and minerals for Tosco Corporation. Prior to that he spent 9 years with Standard Oil of California (now Chevron) in finance, supply and trading including 3 years in the London Crude trading office. He holds a B.Sc. in chemical engineering from the University of
Illinois  and  a  M.B.A.  from  UCLA.

Milton  J.  Carlson  -  66  Investor, Kalispell, Montana                  1985
-------------------

Mr. Carlson is a principal in Earthsong Corporation which, in part, consults on environmental matters and performs environmental audits for government agencies and public and private concerns. Until its merger with another firm, Mr. Carlson formerly was vice president and corporate secretary of Union Sugar Company, a $100 million unit of Sara Lee Corporation. He was involved in representing industrial end users of energy through the California Manufacturers Association as the former chairman of the CMA steering committee of the standing energy and environmental committees. Mr. Carlson was also the energy and environmental representative with Sara Lee energy advisory group and monitored related matters before the California Public Utilities
Commission and Energy Commission as well as serving as the legislative representative in Sacramento and Washington, D.C. Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.

Earl  H.  Beistline,  LLD.  - 80  Mining Consultant                       1992
-------------------------
                                  Fairbanks,  Alaska

Dr. Beistline is chairman of the Alaska State Minerals Commission and Dean Emeritus of the School of Mineral Industry of the University of Alaska. Born in Juneau, he has achieved a special position in Alaska during its transaction from territorial status into statehood. He has numerous honors from local, state and federal governments, academia, professional and civic organizations and the mineral industry. An active miner in the Central-Circle Mining District, Dr. Beistline also serves as a director of one of the states's primary companies, Usibelli Coal Mines, Inc. He holds a bachelor of Mining Engineering, Engineer of Mines and Honorary Doctor of Law degree from the University of Alaska.

Loren  J.  Miller,  CPA  -  51     Controller                             1992
-----------------------
                                   Petro    America,  Inc.
                                   Long  Beach,  California

Mr. Miller has served in a treasury and chief financial officer capacity as vice president successively of Hershey Oil Corporation, Mock Resources, Inc., and McMullen Oil Company. Prior to that he was vice president and general manager of Tosco Production Finance Corporation and formerly a senior auditor with Touche Ross & Co. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and an M.B.A. in finance from the University of Southern California.

     During  1996,  the  Board  of  Directors  held four meetings; no director
attended  less          than  75%  of  such  meetings.

     The  Company  has  no  nominating,  compensation  or auditing committees.


APPROVE  BROWN,  ARMSTRONG,  RANDALL  & REYES ACCOUNTANCY CORPORATION, INC. AS
------------------------------------------------------------------------------
INDEPENDENT  ACCOUNTANTS.
-------------------------

     It is the opinion of our Board of Directors and its Finance Committee that the certified public accounting firm of Brown, Armstrong, Randall & Reyes Accountancy Corporation, Inc. (BARR) of Bakersfield, California, is best suited to conduct the Company audits, reviews and SEC reporting requirements as well as related business consulting. The partner in charge, Burton
Armstrong, has been a board member of and is on the tax committee of the California Independent Petroleum Association (CIPA) and active in many industry accounting and SEC related bodies in addition to the broader resources of the firm. The Company feels BARR conducts its business with detailed thoroughness in an expeditiously professional and economical manner and recommends your approval of continuing to retain them. Mr. Armstrong is expected to attend the shareholder meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

APPROVE  AMENDMENT  TO  ARTICLES  OF  INCORPORATION  INCREASING THE AUTHORIZED
------------------------------------------------------------------------------
COMMON  STOCK  FROM  15,000,000 SHARES TO 50,000,000 SHARES AND DECREASING THE
------------------------------------------------------------------------------
PAR  VALUE  FROM  $0.01  PER  SHARE  TO  $0.001  PER  SHARE.
-----------------------------------------------------------

     The Company has benefited in the past from the ability to raise new capital from the private placement sale of its unregistered, restricted common stock and warrants to purchase unregistered, restricted common stock. Further, the Company expects to have opportunities to acquire additional capital and/or assets in exchange for stock. The Board of Directors has determined that the increase in authorized shares of Common Stock is necessary to assure the Company a chance to perform on corporate opportunities and requests your ratification of its approval. Also, in order to conserve costs associated with filing fees based on capitalization (ie., number of shares x par value), the Board of Directors requests ratification of its proposal to reduce the par value (which does not affect either the book value or market value of the stock) from $0.01 to $0.001. None of the shares have or will have preemptive rights.

     Currently, 14,578,248 shares of the total authorized 15,000,000 are outstanding and the Company has very few shares available for use in raising additional capital and/or acquiring assets. The Company needs additional shares authorized to give it the ability and flexibility to take advantage of business and financial opportunities in the future.

     This amendment may, if and when additional shares are issued, have a dilutive effect on current shareholders. The Company currently has issued and outstanding 5,440,000 warrants to purchase shares of its restricted Common Stock. Each warrant entitles the holder thereof to purchase one (1) share of Common Stock for up to $ 1.50 per share. Only 422,752 shares remain issued in the Company and, in the event warrants exceeding this number of shares are exercised, the Company could not accept any funds or issue shares to satisfy such exercise unless and until the authorized shares are increased.

     If approved by shareholders, the amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which filing would occur shortly after the Annual Meeting.

     Adoption of the Amendment requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock entitled to notice of and to vote at the Annual Meeting.


                                OTHER BUSINESS

     It is not anticipated that any other matter will be brought before the meeting for action. Many other matters shall properly come before the meeting or any adjournment thereof, it is intended that the holders of the proxies may, in the absence of instruction to the contrary, exercise their direction to vote or act on such matters as they determine to be appropriate.

     All current financial information on the Company including 10-K's for fiscal years ending July 31, 1996 and 10-Q for the first quarter ending October 31, 1996 was mailed to shareholders on January 31, 1997.

                            TRI-VALLEY CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints F. Lynn Blystone and Loren Miller as Proxies with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Tri-Valley Corporation held on record by the undersigned on Friday, February 24, 1997, at the Annual Meeting of Shareholders to be held in Santa Barbara, California, on Saturday, March 22, 1997, at 10:00 A.M. (local time), at the Tree Top Room of the Pepper Tree Inn.

1.    ELECTION  OF  DIRECTORS  or  any  adjournment  thereof.
     FOR all nominees listed below (except as marked to the contrary below [ ]
).
     (To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     F.  L.  Blystone               E. H. Beistline              M. J. Carlson
     D.  P.  Lockhart               T.  L.  Stringer              L. J. Miller

2.  To approve Brown, Armstrong, Randall & Reyes Accountancy Corporation, Inc.
as  independent  accountants  for  the  Company.        [ ]  For           [ ]
Against            [  ]    Abstain

3. To amend the Articles of Certificate to increase the total authorized shares of Common Stock from 15 million, par value $.01 to  50  million,  par  value  $.001.
[  ]    For                      [  ]    Against            [  ]    Abstain

4.    To  transact  such other business as may properly come before the Annual
Meeting and any adjournments thereof.           [ ] For           [ ]  Against
[  ]  Abstain

THE  SHARES  REPRESENTED  HEREBY  SHALL  BE  VOTED  AS  SPECIFIED.    IF  NO
SPECIFICATION  IS  MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, AND
4.

Please sign and date this Proxy. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., please indicate your full title. Proxies received in this office later than 5:00 P.M. on Friday, March 21, 1997, will not be voted upon unless the shareholders are present to vote their shares.

                                OTHER BUSINESS

It is not anticipated that any other matters will be brought before the meeting for action. If any other matters shall properly come before the meeting or any adjournment thereof, it is intended that the holders of the proxies may, in the absence of instruction to the contrary, exercise their direction to vote or act on such matters as they determine to be appropriate.

Dated: _______________________________________________________________________

     _________________________________________________________________________

                                       Signature
     _________________________________________________________________________

                             Signature  if  held  jointly
         (Please  mark,sign,  date  and  return  the  Proxy  Card  promptly)